EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     I, John T. Cahill, do hereby make, constitute and appoint Ian Cook, Stephen C. Patrick, Dennis J. Hickey and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the “Company”) on Form S-8 to register shares of the Company’s common stock that may be issued pursuant to the Company’s 2009 Executive Incentive Compensation Plan and any and all post-effective amendments to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 8th day of May, 2009.

/s/ John T. Cahill
Name: John T. Cahill

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     I, Jill K. Conway, do hereby make, constitute and appoint Ian Cook, Stephen C. Patrick, Dennis J. Hickey and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the “Company”) on Form S-8 to register shares of the Company’s common stock that may be issued pursuant to the Company’s 2009 Executive Incentive Compensation Plan and any and all post-effective amendments to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 8th day of May, 2009.

/s/ Jill K. Conway
Name: Jill K. Conway

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     I, Ellen M. Hancock, do hereby make, constitute and appoint Ian Cook, Stephen C. Patrick, Dennis J. Hickey and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the “Company”) on Form S-8 to register shares of the Company’s common stock that may be issued pursuant to the Company’s 2009 Executive Incentive Compensation Plan and any and all post-effective amendments to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 8th day of May, 2009.

/s/ Ellen M. Hancock
Name: Ellen M. Hancock

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     I, David W. Johnson, do hereby make, constitute and appoint Ian Cook, Stephen C. Patrick, Dennis J. Hickey and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the “Company”) on Form S-8 to register shares of the Company’s common stock that may be issued pursuant to the Company’s 2009 Executive Incentive Compensation Plan and any and all post-effective amendments to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 8th day of May, 2009.

/s/ David W. Johnson
Name: David W. Johnson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      I, Richard J. Kogan, do hereby make, constitute and appoint Ian Cook, Stephen C. Patrick, Dennis J. Hickey and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the “Company”) on Form S-8 to register shares of the Company’s common stock that may be issued pursuant to the Company’s 2009 Executive Incentive Compensation Plan and any and all post-effective amendments to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 8th day of May, 2009.

/s/ Richard J. Kogan
Name: Richard J. Kogan

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     I, Delano E. Lewis, do hereby make, constitute and appoint Ian Cook, Stephen C. Patrick, Dennis J. Hickey and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the “Company”) on Form S-8 to register shares of the Company’s common stock that may be issued pursuant to the Company’s 2009 Executive Incentive Compensation Plan and any and all post-effective amendments to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 8th day of May, 2009.

/s/ Delano E. Lewis
Name: Delano E. Lewis

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

     I, J. Pedro Reinhard, do hereby make, constitute and appoint Ian Cook, Stephen C. Patrick, Dennis J. Hickey and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the “Company”) on Form S-8 to register shares of the Company’s common stock that may be issued pursuant to the Company’s 2009 Executive Incentive Compensation Plan and any and all post-effective amendments to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 8th day of May, 2009.

/s/ J. Pedro Reinhard
Name: J. Pedro Reinhard

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      I, Stephen I. Sadove, do hereby make, constitute and appoint Ian Cook, Stephen C. Patrick, Dennis J. Hickey and Andrew D. Hendry, and each of them, as my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and on my behalf a Registration Statement of Colgate-Palmolive Company (the “Company”) on Form S-8 to register shares of the Company’s common stock that may be issued pursuant to the Company’s 2009 Executive Incentive Compensation Plan and any and all post-effective amendments to the foregoing Registration Statement and any other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing necessary and proper to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 8th day of May, 2009.

/s/ Stephen I. Sadove
Name: Stephen I. Sadove